Exhibit 10(b)5

Southern Company Services, Inc.	Original Sheet No. 1

Second Revised Rate Schedule FERC Number 138

SOUTHERN COMPANY SYSTEM

INTERCOMPANY INTERCHANGE CONTRACT

ARTICLE I - RECITALS

Section 1.1: This contract is made and entered into this 1st day of May, 2007, by and between Alabama Power Company, a corporation organized and existing under the laws of the State of Alabama with its principal office in Birmingham, Alabama; Georgia Power Company, a corporation organized and existing under the laws of the State of Georgia with its principal office in Atlanta, Georgia; Gulf Power Company, a corporation organized and existing under the laws of the State of Florida with its principal office in Pensacola, Florida; Mississippi Power Company, a corporation organized and existing under the laws of the State of Mississippi with its principal office in Gulfport, Mississippi; and Southern Power Company, a corporation organized and existing under the laws of the State of Delaware with its principal office in Birmingham, Alabama, all such companies being hereinafter collectively referred to as the “OPERATING COMPANIES” and Southern Company Services, Inc., a subsidiary service company (“AGENT” or “SCS”).

W I T N E S S E T H:

Section 1.2: WHEREAS, the common stock of the OPERATING COMPANIES is owned by The Southern Company, a public utility holding company; and

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 2

Second Revised Rate Schedule FERC Number 138

Section 1.3: WHEREAS, the OPERATING COMPANIES can be operated as an integrated electric utility system; and

Section 1.4: WHEREAS, the OPERATING COMPANIES have so operated their respective electric generating facilities and conducted their system operations (generally referred to as the “Pool”) pursuant to and in accordance with the provisions of an interchange contract among themselves, the most recent of which being The Southern Company System Intercompany Interchange Contract dated February 17, 2000, as modified effective July 1, 2006 to reflect an intra-corporate reorganization (“the 2000 Contract”); and

Section 1.5: WHEREAS, the OPERATING COMPANIES desire to replace the 2000 Contract with an amended and restated contract; and

Section 1.6: WHEREAS, all of the OPERATING COMPANIES will continue to share in all of the benefits and burdens of this IIC, including complying with operating, dispatch and reserve requirements, participating in opportunity sales transactions, and bearing responsibility for their portion of purchases.

Section 1.7: NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter stated, the OPERATING COMPANIES agree and contract as follows:

ARTICLE II - TERM OF CONTRACT

Section 2.1: This contract will be referred to as the Southern Company System Intercompany Interchange Contract (“IIC”). The IIC shall become effective as provided in Section 2.2 hereof, and

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 3

Second Revised Rate Schedule FERC Number 138

shall continue in effect from year to year thereafter subject to termination as provided hereinafter. When this IIC has become effective, it shall supersede and replace the 2000 Contract, and references to a section of such superseded intercompany interchange contract in other agreements of the OPERATING COMPANIES shall be taken to mean reference to the section of substantially like import in this IIC.

Section 2.2: This IIC is submitted as part of a filing in compliance with the orders of Federal Energy Regulatory Commission (“Commission” or “FERC”) in Southern Company Services, Inc., Docket Nos. EL05-102, et al., 117 FERC ¶ 61,021 (2006) and Southern Company Services, Inc., Docket Nos. EL05-102, et al., 119 FERC ¶ 61,065 (2007). It is therefore the intention of the OPERATING COMPANIES that this IIC shall become effective on the first day of the month following the issuance of a final order by the Commission accepting that compliance filing (including this IIC) in its entirety without change or modification. Absent such acceptance, this IIC shall be null and void and the 2000 Contract shall remain in effect as if this IIC had never been filed.

Section 2.3: This IIC may be terminated at any time by mutual agreement of the OPERATING COMPANIES or may be terminated at any time by any OPERATING COMPANY by its giving to each of the other OPERATING COMPANIES and the AGENT written notice of its election to so terminate its participation in this IIC at least five (5) years prior to the date of termination. This IIC shall continue in full force and effect as to each OPERATING COMPANY until terminated as hereinabove provided.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 4

Second Revised Rate Schedule FERC Number 138

ARTICLE III - PRINCIPAL OBJECTIVES OF

INTERCOMPANY INTERCHANGE CONTRACT

Section 3.1: The purpose of this IIC is to provide the contractual basis for the continued operation of the electric facilities of the OPERATING COMPANIES in such a manner as to achieve the maximum possible economies consistent with the highest practicable reliability of service, with the reasonable utilization of natural resources and effect on the environment, and to provide a basis for equitably sharing among the OPERATING COMPANIES the costs associated with the operation of facilities that are used for the mutual benefit of all the OPERATING COMPANIES.

Section 3.2: It is recognized that reliability of service and economy of operation require that the energy supply to the system be controlled by means of centralized economic dispatch and that this will require adequate communication facilities and the provision of economic dispatch computer facilities and automatic controls of generation.

Section 3.3: It is recognized that the IIC provides for the retention of lowest cost energy resources by each OPERATING COMPANY for its own customers. Energy in excess of that necessary to meet each OPERATING COMPANY’s requirements is delivered to the Pool as Interchange Energy and may include: (i) energy generated from plants other than conventional hydro or nuclear; and (ii) purchased energy.

Section 3.4: It is recognized that, under this IIC, each OPERATING COMPANY will share in the benefits and pay its share of the costs of coordinated operations as agreed upon in accordance with

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 5

Second Revised Rate Schedule FERC Number 138

the terms hereof. All costs and revenues associated with wholesale transactions under this IIC will be shared among all OPERATING COMPANIES on a comparable basis through the application of the governing procedures and methodologies to all such OPERATING COMPANIES.

Section 3.5: It is recognized by the OPERATING COMPANIES that coordinated electric operation contemplates minimum cost of power supply upon the interconnected system, consistent with service requirements and other operating limitations. Benefits of integrated operation accruing to the respective OPERATING COMPANIES are predicated upon cooperative efforts toward this objective and are so reflected in all IIC determinations.

Section 3.6: This IIC is applicable only to the transactions described herein, as specifically set forth in ARTICLE VII – INTERCHANGE CAPACITY TRANSACTIONS BETWEEN THE OPERATING COMPANIES, ARTICLE VIII – INTERCHANGE ENERGY TRANSACTIONS BETWEEN THE OPERATING COMPANIES, and ARTICLE IX – PROVISION FOR OTHER INTERCHANGE TRANSACTIONS. Otherwise, sales between the OPERATING COMPANIES (including, but not limited to, sales from Southern Power Company to the other OPERATING COMPANIES or sales from the other OPERATING COMPANIES to Southern Power Company) require an appropriate filing under Section 205 of the Federal Power Act and acceptance thereof by the Commission.

ARTICLE IV - ESTABLISHMENT OF OPERATING COMMITTEE

AND DESIGNATION OF AGENT

Section 4.1 – Establishment of Operating Committee: A designated representative from each of the

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 6

Second Revised Rate Schedule FERC Number 138

OPERATING COMPANIES, together with a designated representative of the AGENT who shall act as chairman, shall form and constitute an Operating Committee to meet as needed to determine the methods of operation hereunder.

Section 4.2 – Duties of Operating Committee: The Operating Committee’s areas of responsibility include such matters as developing the concepts, terms and conditions of this IIC; providing guidance and direction to the AGENT regarding economic power system operations and the costs associated therewith; reviewing and recommending generation expansion plans for approval by the respective OPERATING COMPANIES pursuant to Section 4.3; and addressing other power system matters that relate to the overall coordinated operation of the Southern electric system. Each OPERATING COMPANY representative has one vote and all decisions must be unanimous.

Section 4.3 – Review and Recommendation of Generation Expansion Plans: The Southern Power Company representative on the Operating Committee will not participate in reviewing and recommending generation expansion plans of the other OPERATING COMPANIES or the system, nor will the Southern Power Company representative have access to materials developed in conjunction with the formulation of such generation expansion plans. Notwithstanding Section 4.2 above, the Southern Power Company representative shall not be eligible to vote with respect to these expansion plans. Moreover, Southern Power Company will not receive market information from the other OPERATING COMPANIES through its participation in the Operating Committee.

Section 4.4 – Transmission Information: The Operating Committee does not have any duties or responsibilities with respect to transmission-related activities (including transmission reliability) and,

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 7

Second Revised Rate Schedule FERC Number 138

consistent with the Standards of Conduct, will not receive non-public transmission information. The IIC (including Operating Committee membership) is not to serve as a means whereby non-public transmission information is shared in a manner contrary to the Commission’s Standards of Conduct. Further, Southern Power Company is to be treated as an Energy Affiliate under the Commission’s Standards of Conduct and therefore cannot receive any non-public transmission information.

Section 4.5 – Operating Committee Discretion: Certain provisions of the Manual afford a degree of latitude to the Operating Committee with regard to decisions that it is authorized to make thereunder. When such discretion is exercised, the AGENT will summarize the decision in an informational filing to be submitted to the Commission within ten (10) business days.

Section 4.6 – Designation of AGENT: SCS, as a party to this IIC, is designated as AGENT of the OPERATING COMPANIES for purposes of this IIC. In addition, SCS may serve as AGENT and represent the OPERATING COMPANIES, or any of them, in all things to be done in the execution of and operation under existing contracts with nonaffiliated utilities or entities (hereinafter referred to as “OTHERS”), or contracts supplemental thereto.

Section 4.7 – Duties of AGENT: The AGENT is responsible for all administrative and coordination functions in order to effectuate the terms and conditions of this IIC. From time to time, the OPERATING COMPANIES, or any of them, may also have contracts with OTHERS that provide for the purchase and/or sale of capacity and/or energy by the OPERATING COMPANIES. The AGENT will make the payments associated with purchases under these contracts and under any other contracts or arrangements under which it acts as agent for the OPERATING COMPANIES. Each

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 8

Second Revised Rate Schedule FERC Number 138

OPERATING COMPANY will reimburse the AGENT for its portion of such total payments in accordance with the arrangement in effect with respect to the particular contract. Similarly, the AGENT will collect the payments due for sales under these contracts (and under any other contracts or arrangements under which it acts as agent) and will distribute such payments among the OPERATING COMPANIES in accordance with the arrangement in effect with respect to the particular contract.

Section 4.8 – Term of Agency: The provisions of this IIC providing for authority for the AGENT to act on behalf of the OPERATING COMPANIES, or any of them, shall be deemed to refer, insofar as applicable, to all contracts under which the AGENT acts as agent for the OPERATING COMPANIES and, notwithstanding anything to the contrary in ARTICLE II hereof, this IIC shall continue in effect insofar as it pertains to other contracts under which the AGENT acts as agent for the OPERATING COMPANIES during the life of any such contracts. The OPERATING COMPANIES may, however, designate a new agent to act hereunder by giving thirty (30) days written notice thereof to the AGENT, whereupon such new agent shall be the AGENT hereunder.

ARTICLE V - OPERATION AND MAINTENANCE OF

ELECTRIC GENERATING FACILITIES

Section 5.1: The OPERATING COMPANIES agree to maintain their respective electric generating facilities in good operating condition and to operate such facilities in coordination with those of the other OPERATING COMPANIES as an integrated electric system in accordance with determinations made from time to time by the Operating Committee in order that an adequate power supply shall be available to meet the requirements of the customers of the respective parties hereto at

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 9

Second Revised Rate Schedule FERC Number 138

the lowest cost consistent with a high degree of service reliability.

Section 5.2: With respect to its participation in this IIC, Southern Power Company may have access to information regarding the operation of its own plants or other generation resources (such as those acquired by contract) that it has committed to the Pool (“Pool resources”), but it may not otherwise have access to information regarding the operation of Pool resources of the other OPERATING COMPANIES.

ARTICLE VI - INCORPORATION OF THE ALLOCATION METHODOLOGY

AND PERIODIC RATE COMPUTATION MANUAL

Section 6.1 – Incorporation of Manual: The mechanics and methods for determining the charges for reserve sharing capacity and for energy purchased and sold between the OPERATING COMPANIES, the monthly capability requirement determinations, and the monthly billings and payments between the OPERATING COMPANIES are described in detail in the Allocation Methodology and Periodic Rate Computation Manual (“Manual”) attached hereto and incorporated herein by reference. The Manual also supplies more detailed explanation of provisions of this IIC and is necessary to effectuate its intent.

Section 6.2 – Purpose of Manual: The Manual contains a description of the methodology and procedure used to calculate the charges provided for in this IIC. The OPERATING COMPANIES recognize that the costs underlying these charges will change during the term of this IIC for reasons such as changes in loads, investment and expenses, as well as the addition of electric generating resources. Thus, in order for the OPERATING COMPANIES to share equitably in the costs

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 10

Second Revised Rate Schedule FERC Number 138

associated with this IIC, it will be necessary to revise or update, on a periodic basis, the cost, expense, load and investment figures utilized in the derivation of the charges hereunder. The Manual will serve as a formula rate allowing for periodic revision of the charges to reflect changes in the underlying cost components.

Section 6.3 – Revision of Charges and Regulatory Filings: The Manual provides that charges derived by application of the formula rate will be shown on Informational Schedules. Since the charges under this IIC will be computed in accordance with the formula rate method and procedures established in the Manual, these submissions will not be initial rates or changes in rates that would require a filing and suspension under the Federal Power Act and the applicable Rules and Regulations of the Commission. On or before November 1 of each year, the Informational Schedules will be submitted to the Commission for informational purposes to show the application of the formula rate and the resulting charges. Work papers will also be included showing a detailed application of the formula rate contained in the Manual.

Section 6.4 – Revision of Manual: If the Operating Committee determines that revisions to the formula rate are appropriate or necessary, it will direct the AGENT to file the revised Manual with the Commission in order to obtain timely approval or acceptance thereof.

ARTICLE VII - INTERCHANGE CAPACITY

TRANSACTIONS BETWEEN THE OPERATING COMPANIES

Section 7.1 – Provision for Sharing of Temporary Surpluses or Deficits of Capacity Between Operating Companies: It is a fundamental premise of this IIC that each OPERATING COMPANY

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 11

Second Revised Rate Schedule FERC Number 138

is expected to have adequate resources to reliably serve its own obligations. Nevertheless, the OPERATING COMPANIES recognize that in any given year one or more of them may have a temporary surplus or deficit of capacity as a result of coordinated planning or by virtue of load uncertainty, unit availability, and other such circumstances. It is among the purposes of this IIC to share among the OPERATING COMPANIES the benefits and burdens of their coordinated system operations, including the cost associated with such capacity (“Reserve Sharing”). Reserve Sharing among the OPERATING COMPANIES is accomplished pursuant to transactions (referred to as “purchases” and “sales”) effectuated on a monthly basis in accordance with ARTICLES IV and V of the Manual.

Section 7.2 – Charge for Monthly Reserve Sharing Among the OPERATING COMPANIES: The OPERATING COMPANIES recognize that capacity reserves in the Pool are predominantly made up of peaking plant or equivalent purchased resources. Accordingly, the monthly charge for Reserve Sharing among the OPERATING COMPANIES will be based on the most recently acquired peaking plant resource that is available for year-round operation and scheduling. Each OPERATING COMPANY’s monthly charge for reserve capacity sold to the Pool is developed in accordance with the formula rate set out in ARTICLE V of the Manual. The monthly capacity charge for each OPERATING COMPANY, as developed in accordance with such formula rate, will be shown on Informational Schedules. Each selling OPERATING COMPANY will sell at its charge shown on such Informational Schedules and the buying OPERATING COMPANIES will purchase at the weighted average charge of the sellers.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 12

Second Revised Rate Schedule FERC Number 138

ARTICLE VIII - INTERCHANGE ENERGY TRANSACTIONS

BETWEEN THE OPERATING COMPANIES

Section 8.1 – Provision for Interchange Energy: Coordinated system operation, utilizing principles of centralized integrated system economic dispatch, results in energy transfers among the OPERATING COMPANIES. Such energy transfers are accounted for on an hourly basis and are referred to as “Interchange Energy.” The methodology for determining the amount of Interchange Energy supplied to or purchased from the Pool is set out in ARTICLE II of the Manual. Interchange Energy is composed of the following two categories: (i) Associated Interchange Energy (energy purchased or sold to serve an OPERATING COMPANY’s obligations other than those related to opportunity sales); and (ii) Opportunity Interchange Energy (energy purchased or sold to meet an OPERATING COMPANY’s responsibility for opportunity sales).

Section 8.2 – Charge for Interchange Energy: The charge for Interchange Energy sales by an OPERATING COMPANY during any hour will be based on the variable costs of the generating resources that are considered as having supplied the Interchange Energy. The methodology for determining the charges for Associated and Opportunity Interchange Energy sales to the Pool during any hour is set out in ARTICLE III of the Manual.

ARTICLE IX - PROVISION FOR OTHER INTERCHANGE TRANSACTIONS

Section 9.1 – Assignable Energy: Assignable Energy is defined as energy derived from internal sources or from OTHERS at a cost that renders it unusable from an economic dispatch perspective.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 13

Second Revised Rate Schedule FERC Number 138

Assignable Energy is assigned to one or more of the OPERATING COMPANIES consistent with the purpose for which it is acquired. Such assignment will be accomplished by first identifying the beneficiary (or beneficiaries) of the Assignable Energy and then determining the appropriate share for each such OPERATING COMPANY. For example, these shares might be based on a Peak Period Load Ratio (“PPLR”) in proportion to the PPLRs of other beneficiaries or weighted participation in a bilateral sale. Once assigned, Assignable Energy will not be delivered to the Pool unless it becomes economically usable on the integrated system.

Section 9.2 – Hydroelectric Operation During Periods of Minimum Steam Operations: During certain periods of the year when unusually good flow conditions prevail, certain steam generating units may be taken out of service to increase the utilization of hydro energy. The OPERATING COMPANY having such hydro generation may elect to take a fossil fired generating unit out of service. In the alternative, if another OPERATING COMPANY takes a fossil fired generating unit out of service for the purpose of utilizing such hydro energy, the energy rate between the two OPERATING COMPANIES for that transaction will be the average of the operation and maintenance cost of such hydro energy and the variable cost of the fossil fired generating unit.

Section 9.3 – Tie-Line Frequency Regulation by Hydro Capacity: Tie-line load control and frequency regulation by hydro involves additional costs because of increased expenditures associated with such regulation. The charge for these transactions is computed in accordance with the formula rate contained in ARTICLE VI of the Manual.

Section 9.4 – Pool Transactions with OTHERS: Capacity and energy transactions with OTHERS

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 14

Second Revised Rate Schedule FERC Number 138

that are entered into on behalf of the Pool will be governed by the following principles:

Section 9.4.1 – Pool Purchases of Capacity and Energy: The AGENT may periodically purchase capacity and energy from OTHERS for the benefit of the integrated system. Such Pool purchases will initially be allocated at cost to all OPERATING COMPANIES in proportion to their PPLRs, as provided for in ARTICLE X of this IIC. Purchases so allocated may be sold as Interchange Energy when they are economically usable on the integrated system. Adjustments may thereafter be made in order to reconcile any inequitable effects of this process among the OPERATING COMPANIES, with the intent being that none of the individual OPERATING COMPANIES should be adversely impacted by a purchase that benefits the system as a whole. These impacts will be determined through a system simulation that calculates each OPERATING COMPANY’s cost of generation that is avoided by the purchase. This avoided cost will be compared on an hourly basis to the cost of the purchase. To the extent the avoided cost exceeds the purchase cost, the effect is “positive” (i.e., cost savings) for that hour. These hourly results will be summed to determine the effect on each OPERATING COMPANY for the day. In situations where individual OPERATING COMPANIES are adversely impacted by a purchase that benefits the system as a whole, such adverse impacts will be offset through a proportional reduction in the positive net benefits realized by the other OPERATING COMPANIES. In the event the net result for the day is negative, that result is shared among the OPERATING COMPANIES on a PPLR basis.

Section 9.4.2 – Pool Sales of Capacity and Energy: The AGENT may from time to time arrange for the sale to OTHERS of capacity and energy available to the Pool at rates provided for in contracts or at rates mutually agreed upon. The capacity and/or energy obligation for the sale, as

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 15

Second Revised Rate Schedule FERC Number 138

well as the associated cost, is allocated to each OPERATING COMPANY on a PPLR basis. Payments by OTHERS are also distributed to the respective OPERATING COMPANIES on the basis of PPLRs.

The Pool has the exclusive right to use generation resources committed to the Pool (“Pool resources”) to engage in opportunity transactions with OTHERS that would begin and end during the period from the current hour through Friday (midnight) of the following week. Neither Southern Power Company nor any of the other OPERATING COMPANIES can use Pool resources for its own benefit in those wholesale opportunity markets. To the extent Southern Power Company engages in other transactions solely for its own benefit, it must do so using personnel (staff) separate from the personnel (staff) that conducts similar activities on behalf of the other OPERATING COMPANIES.

ARTICLE X – UTILIZATION OF PEAK-PERIOD LOAD RATIOS

Section 10.1 – Certain Allocations and Payments to be Based on Peak-Period Load Ratios: The AGENT is responsible for the annual development of Peak-Period Load Ratios (“PPLRs”) for each of the OPERATING COMPANIES. These PPLRs will be utilized for allocation of certain costs, payments, receipts and other obligations, as provided for in this IIC or the Manual. The procedure and methodology for developing the PPLRs are set out in ARTICLE I of the Manual and the resulting PPLR values are shown on an Informational Schedule.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 16

Second Revised Rate Schedule FERC Number 138

ARTICLE XI - TRANSMISSION SERVICE

Section 11.1 – Applicability of Network Integration Transmission Service: Network Integration Transmission Service (“Network Service”) provides for the integration, economic dispatch and regulation of current and planned Network Resources to serve Network Load. Since the OPERATING COMPANIES integrate, economically dispatch and regulate their generating resources to serve their bundled and grandfathered native load (“Native Load”) pursuant to this IIC, the associated use of the transmission system is in the nature of Network Service. Except for provisions related to rates and charges, the transmission service provided to these Native Load customers is comparable to Network Service under the Open Access Transmission Tariff (“OATT”). Since the OPERATING COMPANIES’ Native Load is specifically included in the determination of the load used to derive the charge for Network Service under the OATT, the OPERATING COMPANIES are bearing a cost responsibility for transactions hereunder comparable to that assigned to other Network Customers.

Section 11.2 – Transmission Service for Other Transactions: All transmission service provided to any or all of the OPERATING COMPANIES (other than service to their Native Load, as described in Section 11.1) is subject to the OATT in all respects, including adherence to the same rates, terms and conditions applicable to other market participants. Any such transmission service will be obtained pursuant to the OATT and/or from other transmission providers. Southern Power Company specifically commits to take all of its transmission service under the OATT of Southern Companies or from other transmission providers.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 17

Second Revised Rate Schedule FERC Number 138

ARTICLE XII - BILLING AND PAYMENT

Section 12.1 – Recording and Billing of Energy Transactions: Each OPERATING COMPANY will transmit to the AGENT such data and other information for each hour of the year as is necessary to develop accounting and monthly billing for the various energy transactions specified under this IIC. The AGENT is responsible for assembling all of the data and information and for preparing intercompany energy billing for each month in accordance with the provisions of this IIC. The bills shall contain such details as required to permit review and verification by the OPERATING COMPANIES.

Section 12.2 – Month-End Adjustment of Daily Energy Determinations: It is recognized that the sum of the daily totals of receipts and deliveries (which are based on instantaneous integrated meters) will not exactly equal corresponding amounts determined at month-end (which are based on accumulating meters). Such differences in energy receipts and deliveries are billed or credited to each OPERATING COMPANY at the average cost of Associated Interchange Energy to the Pool for the month.

Section 12.3 – Billing for Reserve Sharing Transactions: The AGENT is responsible for preparing a monthly bill to the OPERATING COMPANIES for all capacity transactions related to Reserve Sharing, as contemplated by this IIC. The bill shall contain such details as required to permit review and verification by the OPERATING COMPANIES.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 18

Second Revised Rate Schedule FERC Number 138

Section 12.4 – Billing and Payment Date: The AGENT renders all bills provided for in this IIC not later than the 10th day of the billing month. All payments by the OPERATING COMPANIES are made by the 20th day of the billing month.

Section 12.5 – Billing Corrections: If the AGENT discovers missing or erroneous data of a material nature pertaining to prior billings, a correction adjustment applicable to those billings will be based on the period affected by such missing or erroneous data, but not to exceed forty-five (45) days from the date of such discovery (“correction period”). If the correction period is forty-five days, then the period actually used for the calculation will extend to the beginning of the billing month in which the forty-five day period falls. Interest does not accrue on any such adjustment. The resulting billing correction will be applied as soon as practicable to the regular monthly bill.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 19

Second Revised Rate Schedule FERC Number 138

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed by their duly authorized representatives on the Operating Committee, which signatures may be set forth on separate counterpart pages.

ALABAMA POWER COMPANY By: /s/Jerry L. Stewart Its Sr. V.P.	MISSISSIPPI POWER COMPANY By: /s/Kimberly Flowers Its VP Generation

GEORGIA POWER COMPANY By: /s/Douglass E. Jones Its Sr. VP	SOUTHERN POWER COMPANY By: /s/Robert G. Moore Its Sr. V.P.

GULF POWER COMPANY By: /s/Penny Manuel Its VP Generation	SOUTHERN COMPANY SERVICES, INC. By: /s/William Paul Bowers Its EVP

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 20

Second Revised Rate Schedule FERC Number 138

ALLOCATION METHODOLOGY AND PERIODIC

RATE COMPUTATION PROCEDURE MANUAL

Section 0.0 – Description and Purpose of Manual: This Manual is provided for in the Southern Company System Intercompany Interchange Contract (“IIC”) entered into the 1st day of May, 2007, and contains a formula description of the methodology and procedure used to calculate the charges under the IIC. The Manual is divided into six (6) basic articles as follows:

ARTICLE I	-	Methodology for Determination of Peak-Period Load Ratios

ARTICLE II	-	Methodology for Determination of Amount of Interchange Energy Sold To and Purchased From the Pool

ARTICLE III	-	Rates for Interchange Energy

ARTICLE IV	-	Methodology for Determination of Monthly Amount of Reserve Sharing Capacity To Be Sold To or Purchased From the Pool

ARTICLE V	-	Rate for Monthly Reserve Sharing Capacity for Each Operating Company

ARTICLE VI	-	Rate for Tie-Line Load Control and Frequency Regulation by Hydro Facilities

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 21

Second Revised Rate Schedule FERC Number 138

ARTICLE I

METHODOLOGY FOR

DETERMINATION OF PEAK-PERIOD LOAD RATIOS

Section 1.1 – Provision for Peak-Period Load Ratios: This article of the Manual establishes and provides for the annual derivation of Peak-Period Load Ratios (“PPLRs”) that are utilized in energy and capacity transactions and in other allocations as provided for in the IIC. These ratios are shown on Informational Schedule No. 1.

Section 1.2 – Methodology for Determining Peak-Period Load Ratios: The Contract Year in the IIC is defined as January 1st through December 31st. The peak period is defined as the fourteen (14) hours between 7:00 a.m. and 9:00 p.m. (Prevailing Central Time) of each weekday, excluding holidays.

The Peak-Period Load Ratios for the Contract Year are based upon the prior year’s actual peak period energy in the months of June, July, and August for each OPERATING COMPANY. The system peak period energy is equal to the sum of all the OPERATING COMPANIES’ peak period energy, excluding: (i) opportunity transactions with OTHERS that would begin and end during the period from the current hour through Friday (midnight) of the following week; and (ii) any energy sales transactions that are settled on a financial basis.

The Peak-Period Load Ratios are determined by dividing each OPERATING COMPANY's summation of the June, July, and August actual weekday peak-period energy by the total system June, July, and August actual weekday peak-period energy.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 22

Second Revised Rate Schedule FERC Number 138

ARTICLE II

METHODOLOGY FOR

DETERMINATION OF AMOUNT OF INTERCHANGE

ENERGY SOLD TO AND PURCHASED FROM THE POOL

Section 2.1 – Methodology for Determination of Amounts of Interchange Energy: Interchange Energy is composed of the following two categories: (i) Associated Interchange Energy (energy purchased or sold to serve an OPERATING COMPANY’s obligations other than those related to opportunity sales); and (ii) Opportunity Interchange Energy (energy purchased or sold to meet an OPERATING COMPANY’s responsibility for opportunity sales).

Section 2.1.1 – Determination of Associated Interchange Energy: The amount of Associated Interchange Energy purchased or sold is computed hourly on the basis of the following:

1.

Net receipts and deliveries, which is the total of energy delivered by each OPERATING COMPANY to all other OPERATING COMPANIES and to OTHERS, less the total of energy received by each OPERATING COMPANY from all other OPERATING COMPANIES and from OTHERS;

2.

Adjustments for schedules of the OPERATING COMPANIES and OTHERS, for energy movements received from or delivered to sources within or outside the territory of the OPERATING COMPANIES and settled for under arrangements made for such energy movements;

3.	Adjustments for Opportunity Interchange Energy, as determined pursuant to Section 2.1.2 below; and
4.

Adjustments to account for: (i) the effects of remote generation to which an OPERATING COMPANY is entitled and remote load for which an OPERATING COMPANY is responsible; and (ii) hydro energy losses due to tie-line frequency regulation.

Section 2.1.2 – Determination of Opportunity Interchange Energy: The amount of Opportunity Interchange Energy purchased or sold is computed hourly for each opportunity sale in

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 23

Second Revised Rate Schedule FERC Number 138

order to account for the difference between an OPERATING COMPANY’s responsibility for an opportunity sale and the amount of energy actually generated by that OPERATING COMPANY in connection with such sale.

ARTICLE III

RATES FOR INTERCHANGE ENERGY

Section 3.1 – Procedure for Economic Dispatch: Centralized economic dispatch is accomplished by dispatching system generating resources and purchases to meet the obligations of the OPERATING COMPANIES and to supply energy for sales to OTHERS. System generating resources are dispatched based on marginal replacement fuel cost, variable operation and maintenance expenses, in-plant fuel handling costs, emission allowance replacement costs, compensation for transmission losses, and other such energy related costs that would otherwise not have been incurred. A purchase is recognized in economic dispatch on the basis of its energy cost. The above-referenced cost components are collectively referred to as the “variable dispatch cost.”

Section 3.2 – Associated Interchange Energy Rate: The Associated Interchange Energy Rate, as determined for each hour, is based on the variable dispatch cost of the incremental resource(s) that serve the collective obligations of the OPERATING COMPANIES. For each hour, an OPERATING COMPANY supplying Associated Interchange Energy to the Pool will receive a payment determined by multiplying the applicable Associated Interchange Energy Rate by the quantity of kilowatt-hours sold to the Pool. For each hour, an OPERATING COMPANY purchasing Associated Interchange

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 24

Second Revised Rate Schedule FERC Number 138

Energy from the Pool will be charged an amount determined by multiplying the Associated Interchange Energy Rate by the quantity of kilowatt-hours purchased from the Pool.

Section 3.3 – Opportunity Interchange Energy Rate: The Opportunity Interchange Energy Rate, as determined for each hour, is based on the variable dispatch cost of the resources that supplied such energy in connection with a given opportunity sale. This rate will be applied to each OPERATING COMPANY’s energy obligation for that transaction to derive the payment due from such OPERATING COMPANY. The resulting payments will then be used to reimburse the cost of the OPERATING COMPANIES that supplied the Opportunity Interchange Energy.

Section 3.3.1 – Opportunity Interchange Energy Rates Related to Certain Contracts and Other Obligations of the Operating Companies: The OPERATING COMPANIES are currently obligated to supply various types of energy under certain contracts with Florida Power & Light Company, Jacksonville Electric Authority, Florida Power Corporation, and South Mississippi Electric Power Association. For purposes of these contracts, the variable dispatch cost of resources supplying the energy shall be the same as described in Section 3.1 of the Manual, except that blended replacement fuel cost will be used instead of marginal replacement fuel cost.

Section 3.4 – Variable Operation and Maintenance Expenses For Fossil Fired Units: The variable Operation and Maintenance expenses for fossil fired units for the Contract Year are derived by summing the following budgeted/forecasted components for each unit: (i) all operating material, non-labor, and on-site contract labor charged to FERC Accounts 502 and 505 (Fossil Steam); and (ii) all maintenance material, non-labor, and contract labor charged to FERC Accounts 512 and 513

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 25

Second Revised Rate Schedule FERC Number 138

(Fossil Steam), and 553 (Combustion Turbine). These budgeted expense estimates may be levelized over the major maintenance cycle of a particular unit or set of units. The estimated expenses are divided by the estimated net energy output of each unit to convert the values to dollars per megawatt-hour. The variable Operation and Maintenance expense for each fossil fired unit is shown on Informational Schedule No. 2 for the Contract Year.

Section 3.4.1 – In-Plant Fuel Handling Costs for Fossil Fired Units: In-Plant fuel handling costs for each fossil fired unit for the Contract Year are based on the budgeted/forecasted expenditures for in-plant fuel handling expenses charged to FERC Account 501. These budgeted expense estimates may be levelized over the major maintenance cycle of a particular unit or set of units. The estimated expenses are divided by the estimated net energy output of each unit to convert the values to dollars per megawatt-hour. The in-plant fuel handling cost for each fossil fired unit is shown on Informational Schedule No. 2 for the Contract Year.

Section 3.5 – Blended Replacement Fuel Cost: Blended replacement fuel costs are determined monthly by the AGENT and are defined as the weighted average cost, escalated for the current dispatch period, of fuel receipts for the previous month (both long-term contract and spot market receipts) and the projected fuel receipts for the current month.

Section 3.6 – Marginal Replacement Fuel Cost: Marginal replacement fuel costs for coal are determined at least monthly by the AGENT and reflect the current market price for additional coal needed at a generating facility at the time of such need. For natural gas or oil-fired units, the marginal replacement fuel costs are updated each business day based upon next day market prices.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 26

Second Revised Rate Schedule FERC Number 138

Section 3.7 – Emission Allowance Replacement Costs: The replacement costs of emission allowances are determined at least monthly by the AGENT and reflect the current market value of such allowances.

Section 3.8 – Revisions in Methodologies: The procedures described in Sections 3.6 and 3.7 will be periodically reviewed by the AGENT and may be revised upon the approval of the Operating Committee.

ARTICLE IV

METHODOLOGY FOR DETERMINATION OF

MONTHLY AMOUNT OF RESERVE SHARING

CAPACITY TO BE SOLD TO OR PURCHASED FROM THE POOL

Section 4.1 – Formula for Determination of Monthly Reserve Sharing Capacity Sales/Purchases: The monthly capacity sale to or purchase from the Pool for each OPERATING COMPANY for reserve sharing purposes is determined from the following formula:

CS or CP	=	RS - R
Where:
CS or CP	=

Capacity sales to the Pool (CS) or capacity purchases from the Pool (CP) by an OPERATING COMPANY for reserve sharing purposes. A negative value indicates a sale to the Pool and a positive value indicates a purchase from the Pool.

RS	=	Reserve responsibility for each OPERATING COMPANY (See Section 4.1.1).

R	=	Reserve capacity for each OPERATING COMPANY (See Section 4.1.2).

Section 4.1.1 – Reserve Responsibility (RS): The responsibility for the reserve capacity on

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 27

Second Revised Rate Schedule FERC Number 138

the integrated electric system is allocated among the OPERATING COMPANIES on the basis of peak hour load ratios for each month.

RS	=	L/L' x R
Where:
RS	=	Reserve responsibility for each OPERATING COMPANY.

L	=	Monthly peak hour load responsibility of each OPERATING COMPANY (See Section 4.3).

L'	=	Monthly peak hour load of the integrated electric system (See Section 4.3).

R	=	Sum of the reserve capacity for all of the OPERATING COMPANIES.

Section 4.1.2 – Reserve Capacity (R): The reserve capacity for each of the respective OPERATING COMPANIES is determined monthly by the following formula:

R	=	C - CR
Where:
C	=	Total capacity available to the OPERATING COMPANY (See Section 4.2).

CR	=	Total capacity required to meet reliably the OPERATING COMPANY’s load responsibility.

The capacity required to meet the OPERATING COMPANY’s load responsibility is determined by the following formula:

CR	=	LC + LCR
Where:
LC	=	Portion of the total capacity required to meet reliably the OPERATING COMPANY’s load responsibility that is available for load service (“available portion”).

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 28

Second Revised Rate Schedule FERC Number 138

LCR	=

Portion of the capacity required to meet reliably the OPERATING COMPANY’s load responsibility that is unavailable for load service for any reason (including forced outage, partial outage or maintenance outage) during the ten (10) highest system peak hours during each month averaged over the most recent three-year period (“unavailable portion”). These unavailable portions of capacity are determined by identifying unavailability specific to each individual OPERATING COMPANY by each generation type. Individual OPERATING COMPANY unavailability factors for each type of generating capacity will be applied to their respective owned resources in determining their unavailable capacity associated with load service.

The available portion of the total capacity is determined from the following formula:

LC	=	RPS + DSO + Cha + Cna + Coa
Where:
RPS	=	Reserved contract purchases from and sales to OTHERS.

DSO	=	Demand side option equivalent capacity.
Cha	=	Total conventional hydro capacity less the unavailable portion of conventional hydro capacity.

Cna	=	Total nuclear capacity less the unavailable portion of nuclear capacity.

Coa	=

Total available pumped storage hydro, coal, combustion turbine, combined cycle, oil and gas steam, and purchased resource capacity required to meet the remaining portion of the OPERATING COMPANY’s load responsibility, calculated as: L - RPS - DSO - Cha - Cna.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 29

Second Revised Rate Schedule FERC Number 138

The unavailable portion of the total capacity is determined from the following formula:
LCR	=	Chu + Cnu + (Coa/(1 - (Cou/Cot)) - Coa)
Where:
Chu	=	Unavailable portion of conventional hydro capacity.
Cnu	=	Unavailable portion of nuclear capacity.
Cou	=	Total unavailable pumped storage hydro, coal, combustion turbine, combined cycle, oil and gas steam, and purchased resource capacity.

Cot	=	Total pumped storage hydro, coal, combustion turbine, combined cycle, oil and gas steam, and purchased resource capacity.

Section 4.2 – Determination of Capacity Available to Each OPERATING COMPANY (C): The capacity available to each OPERATING COMPANY is determined monthly as the sum of available owned, leased, purchased or otherwise available generating units, reserved contract purchases from and sales to OTHERS, and seasonal or other power exchanges, all as established by the Operating Committee as part of the coordinated planning process. The capacity available is determined from the following formula:

C	=	Cc + Cn + Cog + Ccc + Cp + Cct + Ch + Cpsh + DSO + RPS + PRC
Where:
Cc	=	Coal capacity.
Cn	=	Nuclear capacity.
Cog	=	Oil and gas steam capacity.
Ccc	=	Combined cycle capacity
Cp	=	Peak Load capacity.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 30

Second Revised Rate Schedule FERC Number 138

Cct	=	Combustion turbine capacity.
Ch	=	Conventional hydro capacity.
Cpsh	=	Pumped storage hydro capacity.
DSO	=	Demand side option equivalent capacity.
RPS	=	Reserved contract purchases from and sales to OTHERS.
PRC	=	Purchased resource capacity.

The components of the above formula shall be computed as detailed below. The capability demonstrated in accordance with such procedures shall be used in establishing the following year's capacity values. Where seasonal references are made, the seasons shall be defined as follows: Summer (June through September); Fall (October through November); Winter (December through February); and Spring (March through May).

Section 4.2.1 – Certified Rating: The production officer at each OPERATING COMPANY will certify the full load capability of each coal electric generating unit (excluding units from which Unit Power Sales and other similar bulk power sales are made), oil and gas steam electric generating unit, combined cycle unit, and combustion turbine unit. Southern Nuclear Operating Company will certify the capability of each nuclear steam electric generating unit. These certified ratings (“Full Load” ratings) shall represent the full load capability expected to be available continuously on a daily basis, under normal operating conditions, with all units at a given plant operating concurrently. Where appropriate, certified ratings shall be adjusted to reflect cogeneration and seasonal impacts. The production officer at each OPERATING COMPANY will also certify the peak load capability of

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 31

Second Revised Rate Schedule FERC Number 138

generating units demonstrating such capability (“Peak Load” capability). The Peak Load capability shall represent the additional amount of generation obtained for a limited period of time by operating all units at a given plant concurrently and under conditions such as, but not limited to, overpressure, valves wide open and top feedwater heaters out of service. These unit ratings will be included in the informational filing submitted in accordance with ARTICLE VI of the IIC.

Section 4.2.2 – Coal (Cc)and Nuclear (Cn) Capacity: The Full Load rating of each coal and nuclear steam electric generating unit shall be based on the unit's capability during hours when such unit demonstrates full output during the months of June through August, adjusted for any temporary identifiable deratings.

Section 4.2.3 – Oil and Gas Steam Capacity (Cog): The Full Load rating of each oil and gas steam electric generating unit shall be based on the unit's demonstrated capability during hours when such unit demonstrates full output during the months of June through August, adjusted for any temporary identifiable deratings.

Section 4.2.4 – Combined Cycle Capacity (Ccc): The Full Load rating of combined cycle generating units shall be based on the unit's demonstrated capability during hours when such unit demonstrates full output during the months of June through August, adjusted for any temporary identifiable deratings. During the other months, an adjustment will be made to the Full Load rating to reflect the unit's capability at expected ambient temperatures for such non-summer period.

Section 4.2.5 – Combustion Turbine Capacity (Cct): The Full Load rating of combustion turbine units is based on the demonstrated output of such unit and the manufacturer's base design curve rating. Combustion turbine units shall demonstrate daily sustained capability during the

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 32

Second Revised Rate Schedule FERC Number 138

months of June through August, adjusted for any temporary identifiable deratings. During the fall, winter and spring, adjustments will be made to the Full Load rating to reflect the unit's capability at expected seasonal ambient temperatures.

Section 4.2.6 – Peak Load Capacity (Cp): The Peak Load capacity of demonstrating generating units shall be the additional amount of generation obtained by operating all units at a given plant concurrently and under conditions such as, but not limited to, overpressure, valves wide open and top feedwater heaters out of service. The Peak Load capacity shall be based on such unit's demonstrated capability during hours when the unit demonstrates peak load capability during the months of June through August, adjusted for temporary identifiable deratings.

Section 4.2.7 – Conventional (Ch) and Pumped Storage (Cpsh) Hydro Capacity: For purposes of the IIC, hydro capability is the average simulated generation during eight (8) consecutive hours occurring on five (5) consecutive weekdays using the average water inflows from historical data. The simulation process utilizes maximum (full) gate setting and best (most efficient) gate setting to determine the capability of the hydro facilities. The capability for the months June-August is the summer maximum gate simulated rating. For the months December-May, the capability is the winter maximum gate simulated rating. The capability of the months September-November is the summer best gate simulated rating. To the extent that an OPERATING COMPANY can demonstrate that a hydro facility can actually achieve the maximum gate rating during the fall months, the capability of such hydro facility will be the maximum gate rating.

Section 4.2.8 – Active Demand Side Options – Equivalent Capacity (DSO): The equivalent capacity of each active demand side option for each month of the calendar year is determined from

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 33

Second Revised Rate Schedule FERC Number 138

the following formula:

DSO	=	[(Cv x ICE) / (1 -(%TL/100))] x A
Where:
DSO	=	Demand side option equivalent capacity.
Cv	=	Contracted value.
ICE	=	Incremental capacity equivalent factor.
%TL	=	Six (6) percent incremental transmission losses.

A	=	Availability Factor.

The Incremental Capacity Equivalent Factor is a measure of the effect of a demand side option on generating system reliability. The Availability Factor is a measure of the probability of an active demand side option being available at the time it is needed.

Section 4.2.9 – Reserved Contract Purchases and Sales (RPS): Reserved contract purchases and sales for any month include all contracted capacity purchases from and sales to OTHERS for which there are underlying reserves.

Section 4.2.10 – Purchased Resource Capacity (PRC): Purchased resource capacity includes all purchased capacity for which an underlying generating resource is identified and may represent any type of capacity (e.g., combined cycle).

Section 4.3 – Determination of Peak Hour Load Responsibility of Each OPERATING COMPANY (L): The monthly peak hour load responsibility of each OPERATING COMPANY is determined by the following formula:

L	=	L' x La/100
Where:

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 34

Second Revised Rate Schedule FERC Number 138

L'	=	Monthly ten (10) highest hour average load of the integrated electric system.

La	=	Monthly average percent contribution of each OPERATING COMPANY’s ten (10) highest hour average loads to the sum of those loads for all OPERATING COMPANIES for the most recent three-year period.

Section 4.4 – Recognition of Resource Additions or Deletions: For additions or deletions of capacity resources for the coming year, an adjustment will be made in the capability resources of the appropriate OPERATING COMPANY based upon the actual date of the addition or deletion (e.g., commercial operation, retirement, purchase, or sale); provided, however, that the adjustment will not be made in a month earlier than that originally established by the Operating Committee pursuant to the coordinated planning process. If the actual date is on or before the 15th day of the month, the capacity adjustment begins in that month. If the actual date is beyond the 15th day of the month, the capacity adjustment begins in the following month.

Section 4.5 – Capacity Outside of the Coordinated Planning Process: If an OPERATING COMPANY has capacity that was not established by the Operating Committee as part of the coordinated planning process, such capacity will not be included as capacity available to the OPERATING COMPANY (pursuant to Section 4.2 of this Manual) for reserve sharing purposes (“unrecognized capacity”). Notwithstanding the foregoing, if an OPERATING COMPANY’s monthly capacity/load ratio, as determined by comparing its available capacity (pursuant to Section 4.2 of this Manual) with its load responsibility (pursuant to Section 4.3 of this Manual), is less than

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 35

Second Revised Rate Schedule FERC Number 138

the comparable ratio for the aggregate system (excluding the load responsibility and available capacity of the subject OPERATING COMPANY), then unrecognized capacity (up to an amount that will make these ratios comparable) will be designated as capacity available to that OPERATING COMPANY for that month.

ARTICLE V

RATE FOR MONTHLY RESERVE SHARING

CAPACITY FOR EACH OPERATING COMPANY

Section 5.1 – Provision for Monthly Capacity Rate for Reserve Sharing: This article of the Manual establishes the formula rate for deriving the monthly reserve sharing capacity charge for each OPERATING COMPANY based on its most recently installed peaking facilities (or equivalent purchased resources) available for year-round operation or scheduling. OPERATING COMPANIES that have not installed or purchased such facilities or resources within the last five (5) years will utilize the weighted average rate of all the OPERATING COMPANIES that have installed or purchased such facilities or resources. In the event none of the OPERATING COMPANIES have installed or purchased such facilities or resources within the last five (5) years, the rate of the last facility or resource installed or purchased by any of them will be utilized for all OPERATING COMPANIES. The monthly reserve sharing capacity charges are utilized in the determination of payments to the Pool by the OPERATING COMPANIES purchasing capacity during the month and receipts from the Pool by the OPERATING COMPANIES selling capacity during the month. Each OPERATING COMPANY that sells reserve sharing capacity to the Pool will receive a payment based on the product of the amount of net capacity sales (CS) times that OPERATING

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 36

Second Revised Rate Schedule FERC Number 138

COMPANY’s monthly capacity rate. Each deficit OPERATING COMPANY will make payments to the Pool based on the product of the amount of net reserve sharing capacity purchased (CP) times the weighted average cost of such capacity sold to the Pool during the month. The monthly reserve sharing capacity rate of each OPERATING COMPANY for each month of the Contract Year is shown on Informational Schedule No. 3. Such rates will be revised in accordance with this Manual and the IIC in subsequent contract years.

Section 5.2 – Derivation of Monthly Capacity Costs of Each OPERATING COMPANY: The derivation of the monthly capacity costs of each OPERATING COMPANY, as used for purposes of the reserve sharing capacity rate, is based on one of the following: (i) the capacity cost of the most recently added peaking facility; (ii) the capacity cost of the most recent equivalent purchased resource; or (iii) the weighted system average of the capacity costs of the most recently added peaking facilities or equivalent purchased resources.

The monthly reserve sharing capacity rate of each OPERATING COMPANY for an installed peaking facility under subpart (i) will be determined by the following formula:

R1	=	(I x LFCC/100/C1) x MCWF
Where:
R1	=	Monthly charges for peaking
facility ($/kW-Month).

I	=	Gross investment in peaking facility ($).

LFCC	=	16.3%, levelized fixed capacity charge.

C1	=	Peaking facility’s rated production capability (kW), as determined by Section 4.2 of this Manual.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 37

Second Revised Rate Schedule FERC Number 138

MCWF	=	Monthly Capacity Worth Factor for the applicable month.

The AGENT may periodically re-evaluate the monthly capacity worth factors based upon evaluations of system reliability. The governing MCWFs will be included in the Informational Schedules submitted in accordance with ARTICLE VI of the IIC.

For purposes of subpart (ii), the monthly reserve sharing capacity rate of each OPERATING COMPANY for an equivalent purchased resource will be the annual capacity rate ($/kW-Year) paid for such resource, multiplied by the applicable MCWF.

For purposes of subpart (iii), the monthly reserve sharing capacity rate will be the weighted system average of the costs of the most recently added peaking facilities (as determined for purposes of subpart (i)) or equivalent purchased resources (as determined for purposes of subpart (ii)), multiplied by the applicable MCWF.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 38

Second Revised Rate Schedule FERC Number 138

Section 5.3 – Monthly Reserve Sharing Capacity Rate To Be Adjusted For Production Resource Change: If a peaking facility or an equivalent purchased resource of an OPERATING COMPANY is placed in commercial operation or available for scheduling by the 15th day of the month established by the Operating Committee as part of the coordinated planning process, the budgeted investment cost or annual capacity rate will be used in the determination of the monthly reserve sharing capacity rate for such OPERATING COMPANY for that and subsequent months of the calendar year. If the facility or resource is not placed in commercial operation or available for scheduling by the 15th day of such month, the cost basis established under Section 5.2, as used to derive the monthly reserve sharing capacity rate for the previous month, will remain in effect until the month in which the facility or resource is in commercial operation or available for scheduling on or before the 15th day.

ARTICLE VI

RATE FOR TIE-LINE LOAD CONTROL AND

FREQUENCY REGULATION BY HYDRO FACILITIES

Section 6.1 – Provision for Hydro Regulation Energy Losses: Because of energy losses from hydro regulation, the OPERATING COMPANIES supplying this service are deprived of hydro energy. To distribute equitably this loss of energy among the OPERATING COMPANIES in accordance with size of loads regulated and to compensate the OPERATING COMPANIES for regulating services rendered, adjustments in billing determinations are necessary. Hydro energy losses actually incurred by regulating OPERATING COMPANIES during each day are replaced by the Pool at zero cost, and the AGENT allocates such energy losses to all OPERATING COMPANIES in accordance with Peak-Period Load Ratios. Energy lost during high-flow periods is replaced during the period in

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 39

Second Revised Rate Schedule FERC Number 138

which such losses occur, and energy lost from poorer efficiencies during normal and low-flow periods is replaced during the 14-hour peak period since hydro energy so lost could have been retained in storage and generated during this period.

Section 6.2 – Provision for Increases in Cost Due to Hydro Regulation: Payments are made to hydro regulating OPERATING COMPANIES for each hour of such regulation for the increase in operating and maintenance expenditures for governor mechanisms and water turbine parts, and these expenses are allocated to all OPERATING COMPANIES in accordance with Peak-Period Load Ratios. Such payments are calculated using actual expenses incurred through the last calendar year available, adjusted to current-year dollars, for the cost of labor, engineering and supervision, and materials and supplies in the following FERC Accounts: 544-10, Generator and Exciters; 544-20, Hydraulic Turbines and Settings; 544-40, Governors and Control Apparatus; and 544-50, Powerhouse Remote Control Equipment. The basis for hourly payments is the difference in the average hourly costs for regulating plants and non-regulating plants, expressed in the following formula:

Hourly Charge	=	[MCW - (MCWO/HWO) x MCWH]/HOR
Where:
MCW	=	Summation of costs for regulating plants.

MCWO	=	Summation of costs for non-regulating plants.

HWO	=	Summation of hours for non-regulating plants.

MCWH	=	Summation of hours for regulating plants.

HOR	=	Summation of hours in the regulating mode for regulating plants.

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).

Southern Company Services, Inc.	Original Sheet No. 40

Second Revised Rate Schedule FERC Number 138

The regulating OPERATING COMPANIES shall supply the AGENT an hourly statement of energy losses incurred in providing hydro regulating services. Such statement should include sufficient detail to permit review and verification by the AGENT.

Section 6.3 – Regulation by Pumped Storage Hydro Projects: It is understood that pumped storage hydro projects owned by the OPERATING COMPANIES may also be used for regulation of the integrated electric system. In such event, the hourly charge for such regulation will be the same charge derived under the formula contained in Section 6.2 hereof.

Section 6.4 – Provision for Increases in Cost Due to Hydro Scheduling: Because the use of hydro resources for tie-line load control and frequency regulation does not allow the hydro energy to be scheduled in the most cost effective manner, less economic gains are achieved than would have been if the hydro energy had been used to displace only the highest cost other energy sources. The difference in actual displacement costs represents the value of the lost economic opportunity by the owning OPERATING COMPANY by such use of hydro energy, or the costs of providing higher cost energy. The AGENT shall allocate such costs to all the OPERATING COMPANIES in accordance with Peak-Period Load Ratios.

[END OF MANUAL]

Issued by: Charles D. Long, IV, V.P., Fleet Operations & Trading	Effective: May 1, 2007

Issued on: May 18, 2007

Filed pursuant to order dated April 19, 2007 accepting compliance filing in Docket Nos. EL05-102, et al., Southern Company Services, Inc., 119 FERC ¶ 61,065 (2007).